UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 2, 2007

Deb Shops, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-12188	23-1913593

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9401 Blue Grass Road,
Philadelphia, Pennsylvania	19114

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 676-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 2, 2007, Deb Shops, Inc. issued a press release announcing its sales results for the month of July and for the second quarter and six-month periods ended July 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.
     The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d)    Exhibits
     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit
No.	Description
99.1	Press release, dated August 2, 2007, captioned “DEB SHOPS, INC. REPORTS JULY, SECOND QUARTER AND YEAR-TO-DATE SALES.”

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEB SHOPS, INC.
Dated: August 3, 2007	By:	/s/ Barry J. Susson
Barry J. Susson
Chief Financial Officer

EXHIBIT INDEX
The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit
No.	Description
99.1*	Press release, dated August 2, 2007, captioned “DEB SHOPS, INC. REPORTS JULY, SECOND QUARTER AND YEAR-TO-DATE SALES.” * Filed electronically herewith.